- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C.  20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.



Date of Report (Date of earliest event reported):    April 26, 1996


                        Commission File Number:  0-18309

                            ------------------------


                         MARINE DRILLING COMPANIES, INC.
             (Exact name of registrant as specified in its charter)


                  TEXAS                                   74-2558926
     (State or other jurisdiction of                   (I.R.S. Employer
     incorporation or organization)                  Identification Number)


ONE SUGAR CREEK CENTER BLVD. -- SUITE 600, SUGAR LAND, TEXAS     77478-3556
     (Address of principal executive offices)                    (Zip Code)


      Registrant's telephone number, including area code:    (713) 243-3000



- --------------------------------------------------------------------------------
                   (Former name if changed since last report)


- --------------------------------------------------------------------------------
                  (Former address if changed since last report)



- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

ITEM 5.   OTHER EVENTS

          A. On April 26, 1996, the Company announced the sale by its largest shareholder, Warburg, Pincus Capital Company, L.P. ("Warburg, Pincus"), of its position in the Company's common stock.

          B. The Company also announced the pending resignation of the Warburg, Pincus designees on the Company's Board of Directors and the Company's intention to reduce the number of Directors to six persons effective May 9, 1996.



ITEM 7(c).     EXHIBITS

               Exhibit
               Number         Description
               -------        -----------

                99.11         Press release dated April 26, 1996

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MARINE DRILLING COMPANIES, INC.
                                   (Registrant)



Date:  April 26, 1996              By:  /s/ William H. Flores
                                        ----------------------------------------
                                        William H. Flores
                                        Senior Vice President -
                                        Chief Operating Officer,
                                        Chief Financial Officer and Director
                                        (Principal Financial Officer)

                                INDEX TO EXHIBITS




EXHIBIT
NUMBER                              EXHIBITS
- -------                             --------

 99.11         Press release dated April 26, 1996